November 14, 2011

Dreyfus Investment Portfolios

- small cap stock index portfolio

Supplement to Statement of Additional Information

dated May 1, 2011

The following information supersedes and replaces any contrary information contained in the section of the fund's Statement of Additional Information entitled "Management Arrangements – Portfolio Management":

Portfolio Management.  The portfolio managers of Small Cap Stock Index Portfolio are Richard A. Brown, Thomas Durante, Rebecca Gao, Lynn A. Hutchison, Danny Lai, Todd Rose, Marlene Walker Smith and Karen Q. Wong, each of whom are employees of Dreyfus and Mellon Capital.